Black Knight Inc. Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 31 October 2017 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 1Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 31 October 2017 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Black Knight Inc. Black Knight, Inc. Third Quarter 2017 Earnings Results November 1, 2017

Black Knight Inc. Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 31 October 2017 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 2 Disclaimer Forward-Looking Statements This presentation contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on Black Knight management's beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Black Knight undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties that forward-looking statements are subject to include, but are not limited to: security breaches against our information systems; our ability to maintain and grow our relationships with our customers; changes to the laws, rules and regulations that affect our and our customers’ businesses; our ability to adapt our services to changes in technology or the marketplace; the effect of any potential defects, development delays, installation difficulties or system failures on our business and reputation; changes in general economic, business, regulatory and political conditions, particularly as they affect the mortgage industry; risks associated with the availability of data; the effects of our substantial leverage on our ability to make acquisitions and invest in our business; our ability to successfully integrate strategic acquisitions; risks associated with our spin-off from Fidelity National Financial, Inc. (“FNF”), including limitations on our strategic and operating flexibility as a result of the tax-free nature of the spin-off; and other risks and uncertainties detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of our Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation contains non-GAAP financial information, including Adjusted Revenues, Adjusted Revenues Excluding the Effect of the Property Insight Realignment, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Earnings and Adjusted Net Earnings Per Share. These are important financial performance measures for Black Knight, but are not financial measures as defined by generally accepted accounting principles ("GAAP"). The presentation of this financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Black Knight uses these non-GAAP financial performance measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. Black Knight believes they provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making, including determining a portion of executive compensation. Black Knight has not provided a reconciliation of forward-looking Adjusted Net Earnings Per Share and Adjusted EBITDA growth to the most directly comparable GAAP financial measures, due primarily to variability and difficulty in making accurate forecasts and projections of non-operating matters that may arise, as not all of the information necessary for a quantitative reconciliation is available to Black Knight without unreasonable effort. See the Appendix for further information.

Black Knight Inc. Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 31 October 2017 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 3 GAAP Financial Results Metrics Third Quarter YTD Revenues $263.8 million, -1% $784.1 million, +3% Net Earnings Attributable to Black Knight $14.7 million $35.1 million Net Earnings Per Share Attributable to Black Knight - Diluted $0.21 $0.51

Black Knight Inc. Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 31 October 2017 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 4 Financial Highlights Metrics(1) Third Quarter YTD Adjusted Revenues $264.8 million, -1% $787.7 million, +2% Adjusted Revenues Growth Excluding the Effect of the Property Insight Realignment +2% +5% Adjusted EBITDA $128.2 million, +7% $373.9 million, +8% Adjusted EBITDA Margin 48.4%, +380 bps 47.5%, +250 bps Adjusted Net Earnings $54.3 million, +22% $153.0 million, +18% Adjusted Net Earnings Per Share $0.36, +24% $1.00, +18% (1) See appendix for non-GAAP reconciliations

Software Solutions

Adjusted Revenues[1] ($ in millions)


+2% Y/Y growth
$221
$225
+5% Y/Y growth
$637
$666
Q3 2016
Q3 2017
YTD 2016
YTD 2017

Adjusted EBITDA Margin[1] (%)


+200 bps Y/Y expansion
56.6%
58.6%
+120 bps Y/Y expansion
57.1%
58.3%
Q3 2016
Q3 2017
YTD 2016
YTD 2017

Third Quarter Highlights

- Servicing Software growth driven by higher loan volumes on our core servicing software solution and price increases
- Origination Software decline driven by lower Exchange volumes due to a decline in refinancing originations
- Adjusted EBITDA Margin expanded to 58.6%

Note: The Software Solutions segment was formerly known as the Technology segment.
(1) Adjusted Revenues and Adjusted EBITDA Margin for the Software Solutions segment are presented in conformity with Accounting Standards Codification 280, Segment Reporting. Therefore, these measures are excluded from the definition of non-GAAP financial measures under the Securities and Exchange Commission's Regulation G and Item 10(e) of Regulation S-K.

Black Knight Inc.
Confidential, Proprietary and/or Trade Secret
TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate.
© 31 October 2017 Black Knight Financial Technology Solutions, LLC. All Rights Reserved.
5

Data and Analytics

Adjusted Revenues[1] ($ in millions)


$48
$40
$134
$122
Q3 2016
Q3 2017
YTD 2016
YTD 2017

Adjusted EBITDA Margin[1] (%)


+130 bps Y/Y expansion
+230 bps Y/Y expansion
17.6%
18.9%
16.5%
18.8%
Q3 2016
Q3 2017
YTD 2016
YTD 2017

Third Quarter Highlights

- **Adjusted revenues growth of 3% excluding the effect of the Property Insight realignment, driven by growth in our property data and multiple listing service businesses**
- **Adjusted EBITDA Margin expanded to 18.9%**

(1) Adjusted Revenues and Adjusted EBITDA Margin for the Data and Analytics segment are presented in conformity with Accounting Standards Codification 280, Segment Reporting. Therefore, these measures are excluded from the definition of non-GAAP financial measures under the Securities and Exchange Commission's Regulation G and Item 10(e) of Regulation S-K.

Black Knight Inc.
Confidential, Proprietary and/or Trade Secret
TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate.
© 31 October 2017 Black Knight Financial Technology Solutions, LLC. All Rights Reserved.
6

Black Knight Inc. Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 31 October 2017 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 7 Capital Structure (1) Excludes original issue discount and debt issuance costs (2) See appendix for non-GAAP reconciliations ($ in millions) As of 9/30/17 Maturity Interest Rate Cash and Cash Equivalents $ 146 Revolver ($500mm) 150 2022 LIBOR + 175bps Term A Loan 1,017 2022 LIBOR + 175bps Term B Loan 391 2022 LIBOR + 225bps / 75bps floor Total Long-term Debt(1) $1,558 Capital Lease Obligation 2 2017 0.00% Total Debt $1,560 Net Debt $1,414 LTM 9/30/17 Adjusted EBITDA(2) $ 491 Total Debt / LTM Adjusted EBITDA 3.2x Net Debt / LTM Adjusted EBITDA 2.9x

Black Knight Inc. Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 31 October 2017 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 8 Full Year 2017 Financial Guidance Financial Metric Guidance Revenues and Adjusted Revenues Growth ~2.5% (~5.5% adjusting to reflect the Property Insight realignment as if it took place on January 1, 2016) Adjusted EBITDA Growth ~10% Adjusted Net Earnings Per Share $1.36 to $1.38 Full Year 2017 guidance is based upon the following estimates and assumptions:  Interest expense of ~$60 million  Depreciation and amortization expense of ~$115 million (excluding incremental depreciation and amortization expense resulting from purchase accounting)  Approximately $4 million of annualized incremental expenses post spin  Fully-distributed effective tax rate of ~37%  Diluted weighted-average shares outstanding of ~152 to 153 million shares  CAPEX of approximately $90 million

Black Knight Inc. Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 31 October 2017 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 9 Appendix

Black Knight Inc. Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 31 October 2017 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 10 Non-GAAP Financial Measures Adjusted Revenues –We define Adjusted Revenues as Revenues adjusted to include the revenues that were not recorded by Black Knight during the periods presented due to the deferred revenue purchase accounting adjustment recorded in accordance with GAAP. These adjustments are reflected in Corporate and Other. This adjustment for the full year 2017 is expected to be approximately $4.5 million. Adjusted Revenues Excluding the Effect of the Property Insight Realignment –We define Adjusted Revenues excluding the effect of the Property Insight realignment as Adjusted Revenues for the respective 2016 period determined on the basis as if the Property Insight realignment had taken place on January 1, 2016. Adjusted EBITDA –We define Adjusted EBITDA as Net earnings, with adjustments to reflect the addition or elimination of certain income statement items including, but not limited to: (i) Depreciation and amortization; (ii) Interest expense; (iii) Income tax expense; (iv) Other expense, net; (v) Loss (gain) from discontinued operations, net of tax; (vi) deferred revenue purchase accounting adjustment recorded in accordance with GAAP; (vii) equity-based compensation, including related payroll taxes; (viii) costs associated with debt and/or equity offerings, including the spin-off of Black Knight from FNF (the “Distribution”); (ix) spin-off related transition costs; and (x) acquisition-related costs. These adjustments are reflected in Corporate and Other. Adjusted EBITDA Margin – Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by Adjusted Revenues. Adjusted Net Earnings –We define Adjusted Net Earnings as Net earnings with adjustments to reflect the addition or elimination of certain income statement items including, but not limited to: (i) the net incremental depreciation and amortization adjustments associated with the application of purchase accounting; (ii) deferred revenue purchase accounting adjustment; (iii) equity-based compensation, including related payroll taxes; (iv) costs associated with debt and/or equity offerings, including the Distribution; (v) spin-off related transition costs; (vi) acquisition-related costs; (vii) significant legal and regulatory matters; and (viii) adjustment for income tax expense at our full year estimated effective tax rate of approximately 37% for the three and nine months ended September 30, 2017 and 2016, assuming the conversion of all the shares of Class B common stock into shares of Class A common stock prior to the Distribution and assuming the effect of the non-GAAP adjustments. Adjusted Net Earnings Per Share – For the periods prior to the Distribution, we calculate per share amounts assuming the exchange of all shares of Class B common stock into shares of Class A common stock at the beginning of the respective period. We also include the dilutive effect of any unvested restricted shares of common stock.

Black Knight Inc. Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 31 October 2017 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 11 Non-GAAP Reconciliations: Adjusted Revenues / Adjusted Revenues Excluding the Effect of the Property Insight Realignment Consolidated: Three Months Ended September 30, Nine Months Ended September 30, ($ in millions) 2017 2016 2017 2016 Revenues $ 263.8 $ 267.1 $ 784.1 $ 764.5 Deferred revenue purchase accounting adjustment 1.0 1.5 3.6 5.8 Adjusted Revenues 264.8 268.6 787.7 770.3 Effect of Property Insight realignment — (8.3) — (23.3) Adjusted Revenues Excluding the Effect of the Property Insight Realignment $ 264.8 $ 260.3 $ 787.7 $ 747.0 Adjusted Revenues Growth Excluding the Effect of the Property Insight Realignment 2% 5% Data and Analytics: Three Months Ended September 30, Nine Months Ended September 30, ($ in millions) 2017 2016 2017 2016 Adjusted Revenues $ 40.3 $ 47.6 $ 122.1 $ 133.7 Effect of Property Insight realignment — (8.3) — (23.3) Adjusted Revenues Excluding the Effect of the Property Insight Realignment $ 40.3 $ 39.3 $ 122.1 $ 110.4 Adjusted Revenues Growth Excluding the Effect of the Property Insight Realignment 3% 11%

Black Knight Inc. Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 31 October 2017 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 12 Non-GAAP Reconciliations: Adjusted EBITDA Three Months Ended September 30, Nine Months Ended September 30, LTM Ended September 30, ($ in millions) 2017 2016 2017 2016 2017 Net earnings $ 43.9 $ 32.4 $ 107.0 $ 98.7 $ 141.3 Depreciation and amortization 51.3 56.8 154.2 154.2 208.3 Interest expense 14.1 16.9 44.8 50.6 61.8 Income tax expense 9.2 6.3 24.3 19.2 30.9 Other expense, net 0.6 1.4 17.1 6.2 17.3 EBITDA 119.1 113.8 347.4 328.9 459.6 Deferred revenue purchase accounting adjustment 1.0 1.5 3.6 5.8 5.1 Equity-based compensation 4.1 3.4 14.4 9.5 17.3 Debt and/or equity offering expenses 2.4 0.5 5.8 0.6 5.8 Spin-off related transition costs 1.6 — 2.7 — 2.7 Acquisition-related costs — 0.6 — 1.6 0.1 Adjusted EBITDA $ 128.2 $ 119.8 $ 373.9 $ 346.4 $ 490.6 Adjusted EBITDA Margin (%) 48.4% 44.6% 47.5% 45.0%

Black Knight Inc. Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 31 October 2017 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 13 Non-GAAP Reconciliation: Adjusted Net Earnings Three Months Ended September 30, Nine Months Ended September 30, ($ in millions, except per share data) 2017 2016 2017 2016 Net earnings $ 43.9 $ 32.4 $ 107.0 $ 98.7 Depreciation and amortization purchase accounting adjustment 23.3 24.9 68.2 65.0 Deferred revenue purchase accounting adjustment 1.0 1.5 3.6 5.8 Equity-based compensation 4.1 3.4 14.4 9.5 Debt and/or equity offering expenses 2.4 0.5 18.5 0.6 Spin-off related transition costs 1.6 — 2.7 — Acquisition-related costs — 0.6 — 1.6 Legal and regulatory matters 0.5 1.3 4.0 6.2 Income tax expense adjustment (22.5) (20.0) (65.4) (57.2) Adjusted Net Earnings $ 54.3 $ 44.6 $ 153.0 $ 130.2 Adjusted Net Earnings Per Share $ 0.36 $ 0.29 $ 1.00 $ 0.85 Weighted Average Adjusted Shares Outstanding 152.2 152.7 152.7 152.7